UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report

(Date of earliest event reported): May 14, 2013

IMH FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-52611	23-1537126
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

7001 N. Scottsdale Rd., Suite 2050

Scottsdale, Arizona 85253

(Address of principal executive office)

Registrant’s telephone number, including area code: (480) 840-8400

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 - Completion of Acquisition or Disposition of Assets

On May 14, 2013, IMH Financial Corporation (“IFC” or the “Company”), through various subsidiaries, completed the acquisition of certain assets and assumption of certain related liabilities (the “Sedona Assets”), pursuant to an agreement dated March 28, 2013, as amended and restated, (the “Sedona Agreement”) with one of the Company’s borrowers and certain subsidiaries and affiliates (collectively, the “Borrowers”) in satisfaction of certain mortgage loans held by the Company with a gross outstanding balance of $116.2 million (including principal and capitalized interest of $109.1 million and non-accrual default interest and penalties of $7.1 million) as of December 31, 2012 and $119.2 million (including principal and capitalized interest of $102.5 million and non-accrual default interest and penalties of $16.7 million) as of March 31, 2013, and a net carrying value of approximately $60.2 million as of December 31, 2012 and $53.5 million as of March 31, 2013, and for the purpose of releasing the Borrowers from further liability under the loans and guarantees, subject to certain post-closing conditions and limitations. The primary Sedona Assets include the following:

•	certain real property, including all improvements thereon, including two operating hotels located in Sedona, Arizona, subject to a pre-existing primary first mortgage lien of approximately $17.7 million and $ 24.7 million as of December 31, 2012 and March 31, 2013, respectively;
•	a 28-lot residential subdivision located in Sedona, Arizona; and
•	various leasehold and other interests in multiple leases relating primarily to the operations of the hotels.

Information relating to the execution of the Sedona Agreement was reported on a Current Report on Form 8-K, filed with the Securities and Exchange Commission (“the SEC”) on April 4, 2013. This Form 8-K is being filed to 1) report the completion of the acquisition of the Sedona Assets, and 2) to include the financial information referred to in Item 9.01(a) and (b) below relating to the acquisition of Sedona Assets, including the consent of the independent accountants relating thereto.

In connection with the acquisition of the Sedona Assets, the Borrowers assigned to the Company real estate assets with an estimated fair value totaling approximately $84.2 million, cash and cash equivalents of approximately $0.2 million, other current assets of $0.8 million, notes payable and capital lease obligations totaling approximately $21.0 million and accounts payable and other liabilities of $3.9 million. As provided for in the Sedona Agreement, IFC elected to forego the acquisition of the Borrower’s membership interest in a limited liability company.

Forward Looking Statements

This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to assumptions related to the valuation of assets and estimates utilized in development of the unaudited pro forma condensed combined financial statements.

Forward-looking statements are not guarantees of future performance, and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following:

•	general economic and market conditions;
•	prevailing interest rates;
•	governmental regulations and policies, including scrutiny regarding foreclosure processing;
•	uncertainty related to the potential additional costs or delays in the future or claims pertaining to past practices.

Further information on the risks specific to our business are detailed within this report and our other reports and filings with the Securities and Exchange Commission including our periodic report on Form 10-K for the year ended December 31, 2012, our quarterly reports on Form 10-Q and our current reports on Form 8-K. Forward-looking statements speak only as of the date they are made and should not be relied upon. IMH Financial Corporation undertakes no obligation to update or revise forward-looking statements.

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Item 9.01 - Financial Statements and Exhibits

a)	Financial Statements of Businesses Acquired.

(1)	Audited Combined Financial Statements of Assets and Liabilities to be Transferred to IMH Financial Corporation in Satisfaction of Loan Obligations, which comprise the combined statement of assets and liabilities as of December 31, 2012, and the related combined statements of operations, changes in liabilities in excess of assets, and cash flows for the year then ended, and the related notes to the combined financial statements are attached as Exhibit 99.1.

b)	Pro Forma Financial Information.

Unaudited pro forma condensed combined balance sheet of IMH Financial Corporation as of December 31, 2012 and unaudited pro forma condensed combined statement of operations for the year then ended are attached as Exhibit 99.2.

c)	Not applicable

d)	Exhibits

The following exhibits are filed as part of this report:

Exhibit	Description

10.1	Amended and Restated Sedona Agreement dated March 28, 2013.†

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited Combined Financial Statements of Assets and Liabilities to be Transferred to IMH Financial Corporation in Satisfaction of Loan Obligations, which comprise the combined statement of assets and liabilities as of December 31, 2012, and the related combined statements of operations, changes in liabilities in excess of assets, and cash flows for the year then ended, and the related notes to the combined financial statements.

99.2	Unaudited pro forma condensed combined balance sheet of IMH Financial Corporation as of December 31, 2012 and unaudited pro forma condensed combined statement of operations for the year then ended.

†	Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission in accordance with an order granting confidential treatment pursuant to the Securities Exchange Act of 1934, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IMH FINANCIAL CORPORATION
(Registrant)

By:	/s/ Steven T. Darak
Steven T. Darak
Chief Financial Officer

Date: May 14, 2013

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INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amended and Restated Sedona Agreement dated March 28, 2013.†

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited Combined Financial Statements of Assets and Liabilities to be Transferred to IMH Financial Corporation in Satisfaction of Loan Obligations, which comprise the combined statement of assets and liabilities as of December 31, 2012, and the related combined statements of operations, changes in liabilities in excess of assets, and cash flows for the year then ended, and the related notes to the combined financial statements..

99.2	Unaudited pro forma condensed combined balance sheet of IMH Financial Corporation as of December 31, 2012 and unaudited pro forma condensed combined statement of operations for the year then ended.

†	Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission in accordance with an order granting confidential treatment pursuant to the Securities Exchange Act of 1934, as amended.

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